UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 5, 2008

ALTRIA GROUP, INC.

(Exact name of registrant as specified in its charter)

Virginia	1-8940	13-3260245
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

6601 West Broad Street, Richmond, Virginia	23230
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (804) 274-2200

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01	Other Events.

On November 10, 2008, Altria Group, Inc. (the “Company”) issued $1,400,000,000 aggregate principal amount of its 8.50% Notes due 2013 (the “2013 Notes”), $3,100,000,000 aggregate principal amount of its 9.70% Notes due 2018 (the “2018 Notes”) and $1,500,000,000 aggregate principal amount of its 9.95% Notes due 2038 (the “2038 Notes” and, together with the 2013 Notes and the 2018 Notes, the “Notes”). The Notes were issued pursuant to an Indenture (the “Indenture”), dated as of November 4, 2008, among the Company, Philip Morris USA Inc., a wholly-owned subsidiary of the Company (“PM USA”), and Deutsche Bank Trust Company Americas, as trustee (the “Trustee”). The Notes are guaranteed by PM USA. PM USA’s guarantees were issued pursuant to the Indenture, and evidenced by a guarantee agreement made by PM USA in favor of the Trustee for each series of the Notes (collectively, the “Guarantee Agreements”).

On November 5, 2008, the Company and PM USA entered into a Terms Agreement (the “Terms Agreement”) with Citigroup Global Markets Inc., Goldman, Sachs & Co. and J.P. Morgan Securities Inc., as representatives of the several underwriters named therein (the “Underwriters”), pursuant to which the Company agreed to issue and sell the Notes to the Underwriters. The provisions of an Underwriting Agreement, dated as of November 4, 2008 (the “Underwriting Agreement”), are incorporated by reference in the Terms Agreement.

The Company has filed with the Securities and Exchange Commission a Prospectus dated November 4, 2008 and a Prospectus Supplement dated November 5, 2008 (Registration No. 333-155009) in connection with the public offering of the Notes.

Interest on the Notes is payable semiannually on May 10 and November 10 of each year, commencing May 10, 2009, to holders of record on the preceding April 25 or October 26, as the case may be.

The 2013 Notes will mature on November 10, 2013, the 2018 Notes will mature on November 10, 2018 and the 2038 Notes will mature on November 10, 2038.

The Company’s 364-Day Bridge Loan Agreement, dated January 28, 2008 (the “Existing 364-Day Agreement”), and the Commitment Letter, dated September 7, 2008 (the “Commitment Letter”), for the Company’s new 364-day bridge loan facility require that commitments under such agreements be reduced by an amount equal to 100% of the net proceeds from any specified capital markets financing transaction (such as the offering of the Notes), as more particularly described below. As of September 30, 2008, there were no borrowings outstanding under either agreement. The net proceeds from the Company’s offering of the Notes will reduce commitments under the Existing 364-Day Agreement up to the full $4.0 billion of such commitments and the net proceeds from the Company’s offering of the Notes in excess of $4.0 billion will reduce commitments under the Commitment Letter by the amount of such excess.

The Notes will be the Company’s senior unsecured obligations and will rank equally in right of payment with all of the Company’s existing and future senior unsecured indebtedness. The Guarantee Agreements will be PM USA’s senior unsecured obligations and will rank equally in right of payment with all of PM USA’s existing and future senior unsecured indebtedness.

The descriptions of the Underwriting Agreement, the Terms Agreement and the Guarantee Agreements are qualified in their entirety by the terms of such agreements themselves. Please refer to such agreements, the form of 2013 Notes, the form of 2018 Notes and the form of 2038 Notes, each of which is incorporated herein by reference and attached to this report as Exhibits 1.1, 1.2, 4.1, 4.2, 4.3, 4.4, 4.5 and 4.6, respectively.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit Number	Description

1.1	Underwriting Agreement, dated November 4, 2008 (incorporated by reference to Exhibit 1.1 of the Company’s Registration Statement on Form S-3 (No. 333-155009))

1.2	Terms Agreement, dated November 5, 2008, among the Company, PM USA and Citigroup Global Markets Inc., Goldman, Sachs & Co. and J.P. Morgan Securities Inc., as representatives of the several underwriters named therein

4.1	Guarantee Agreement for 8.50% Notes due 2013

4.2	Guarantee Agreement for 9.70% Notes due 2018

4.3	Guarantee Agreement for 9.95% Notes due 2038

4.4	Form of 8.50% Note due 2013

4.5	Form of 9.70% Note due 2018

4.6	Form of 9.95% Note due 2038

5.1	Opinion of Hunton & Williams LLP

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ALTRIA GROUP, INC.

By:	/s/ Sean X. McKessy
Name:	Sean X. McKessy
Title:	Corporate Secretary

DATE: November 10, 2008

EXHIBIT INDEX

Exhibit Number	Description

1.1	Underwriting Agreement, dated November 4, 2008 (incorporated by reference to Exhibit 1.1 of the Company’s Registration Statement on Form S-3 (No. 333-155009))

1.2	Terms Agreement, dated November 5, 2008, among the Company, PM USA and Citigroup Global Markets Inc., Goldman, Sachs & Co. and J.P. Morgan Securities Inc., as representatives of the several underwriters named therein

4.1	Guarantee Agreement for 8.50% Notes due 2013

4.2	Guarantee Agreement for 9.70% Notes due 2018

4.3	Guarantee Agreement for 9.95% Notes due 2038

4.4	Form of 8.50% Note due 2013

4.5	Form of 9.70% Note due 2018

4.6	Form of 9.95% Note due 2038

5.1	Opinion of Hunton & Williams LLP